Exhibit 99.1

2016 American Society of Hematology (ASH) Annual Meeting San Diego, CA Summary of BLU-285 Systemic Mastocytosis Oral Presentation Blueprint Medicines Corporation Investor Webcast & Conference Call December 5, 2016

Conference Call Participants Jeff Albers Chief Executive Officer, Blueprint Medicines Andy Boral, M.D. Chief Medical Officer, Blueprint Medicines

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements about plans and timelines for the clinical development of BLU-285, BLU-554 and BLU-667 and our ability to implement those clinical development plans; the potential benefits of our current and future drug candidates in treating patients; the timing of regulatory submissions or filings; plans and timelines for the development of companion diagnostics for BLU-285 and BLU-554; plans and timelines for current or future discovery programs; the future financial performance of Blueprint Medicines Corporation (the “Company”); and the Company’s strategy, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or future clinical trials or the development of the Company’s drug candidates, including BLU-285, BLU-554 and BLU-667; the Company's advancement of multiple early-stage efforts; the Company’s ability to successfully demonstrate the efficacy and safety of its drug candidates; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of current or future clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company’s ability to develop and commercialize companion diagnostics for its current and future drug candidates, including a companion diagnostic for BLU-554 with Ventana Medical Systems, Inc. and a companion diagnostic for BLU-285 with QIAGEN Manchester Limited; and the success of the Company’s rare genetic disease collaboration with Alexion Pharma Holding and its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (“SEC”) on November 10, 2016, and any other filings the Company may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

Validated Scientific Platform Targeted kinase inhibitors for selected patients Proprietary compound library Precision target product profiles Advancement of new programs to continue pipeline growth Achieved Clinical Proof-of-Concept Early single agent clinical proof-of-concept BLU-554 in hepatocellular carcinoma BLU-285 in PDGFRα-driven GIST BLU-285 in KIT-driven GIST BLU-285 in systemic mastocytosis We are Progressing Towards our Goal of Delivering Targeted Medicines to Treat Serious Diseases Building a Sustainable Company Broad and diversified pipeline of programs Global rights to 3 lead clinical programs Strategic collaborations for up to 6 additional preclinical programs Maintaining strong financial position

Preliminary Safety and Activity in a Phase 1 study of BLU-285, a Potent, Highly-Selective Inhibitor of KIT D816V in Advanced Systemic Mastocytosis (SM)

Advanced Systemic Mastocytosis 6

Advanced SM has High Medical Need 7

BLU-285: Potent, Highly Selective KIT D816V Inhibition 8

Key Entry Criteria 9

BLU-285 Phase 1 Objectives and Design 10

Demography and Baseline Patient Characteristics 11

Initial Dose Escalation and PK Results 12

Adverse Events 13

Alkaline Phosphatase Elevation is Likely a PD Effect on Bone Marrow Mast Cells 14

BLU-285 Markedly Reduces Bone Marrow Mast Cells 15

Decreased BM Mast Cells in 6 of 8 Patients 16

Decreased Tryptase in 10 of 12 Patients 17

Molecular Response in Blood and BM 18

Decreased Malabsorption and Rash 19

BLU-285 Duration on Study 20

Summary 21

Acknowledgments 22

Robust Portfolio with Diverse Clinical Stage Assets

blueprint MEDICINES

Initial Diseases	Discovery	Pre-Clinical	Clinical Development	Commercial Rights
GIST PDGFRα D842V and KIT Exon 17 Mutations	BLU-285		Phase 1	blueprint MEDICINES
HCC FGFR4 Inhibitor	BLU-554		Phase 1	
SM KIT D816V Mutations	BLU-285		Phase 1	
NSCLC, Thyroid RET Fusions & Resistant Mutants	BLU-667			
FLC (Fibrolamellar Carcinoma) PRKACA Fusions				
Cancer Immunotherapy Immunokinases	Up to 5 Programs			blueprint MEDICINES, Roche
Rare Genetic Disease	Target and Development Stage Undisclosed			ALEXION

*NTRK inhibitor program is not represented on this slide.

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Systemic Mastocytosis Continue dose escalation to define an MTD and to maximize clinical activity in advanced SM patients Initiate expansion upon definition of a recommended dose to evaluate the potential of BLU-285 as a single agent in advanced SM Accelerate the evaluation of expanded development options, including opportunities for development in indolent SM and KIT-driven acute myeloid leukemia GIST Continue dose escalation to define an MTD and to maximize clinical activity in KIT-driven patients Increase the cohort sizes in the expansion to evaluate the potential of BLU-285 as a single agent therapy in PDGFR-driven and KIT-driven GIST Seek guidance from the FDA on the development path forward, including any possibilities for expedited clinical development of BLU-285 for the treatment of advanced GIST Accelerate the evaluation of expanded development options, including opportunities to move to earlier lines of therapy and possible combinations Next Steps for BLU-285

Next Steps for BLU-554 HCC Continue enrollment in the expansion to define the patient population(s), based on their biomarker status, that may respond to BLU-554 as a single agent therapy Accelerate the evaluation of expanded development options, including opportunities to move to earlier lines of therapy and possible combinations

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